OVERVIEW FALCONBRIDGE INCO PHELPS DODGE North American-based Phelps Dodge Inco will be one of the world's largest mining companies. World Producer Ranking: Nickel: 1st Copper: 2nd Molybdenum: 2nd Cobalt: 3rd Approximately 40,000 employees Operations, projects and offices in more than 40 countries Combined revenues: $6.3 billion (quarter ended March 31, 2006) Combined EBITDA: $1.9 billion (quarter ended March 31, 2006) Enterprise Value: $56 billion Listed on the New York Stock Exchange and the Toronto Stock Exchange Phelps Dodge Inco EBITDA (earnings before interest, taxes, depreciation and amortization) Source: Public filings, Phelps Dodge research. Based on 2005 figures; proportionate share of production. All figures in US dollars unless otherwise stated. DIVERSIFIED BUSINESS PROFILE (based on combined 2005 data) Name bar 1 COPPER 53 NICKEL 28 MOLYBDENUM 9 OTHER 9 COBALT 1 *Enterprise Value defined as equity value plus debt, preferred stock and minority interest less cash and investments in unconsolidated affiliates. Founded in 1834 World's third-largest copper producer, and one of the largest producers of molybdenum 13,500 employees Operations, projects and offices in 23 countries Revenues: $8.3 billion (2005) EBITDA: $2.7 billion (2005) Net income: $1.6 billion (2005) Listed on the New York Stock Exchange Founded in 1902 as the International Nickel Co. World's second-largest nickel producer Important producer of copper, cobalt, precious metals and major producer of value-added specialty nickel products 12,000 employees Operations, projects and offices in 12 countries Revenues: $4.5 billion (2005 - US GAAP basis) EBITDA: $1.3 billion (2005 - US GAAP basis) Net income: $0.6 billion (2005 - US GAAP basis) Listed on the Toronto Stock Exchange and the New York Stock Exchange Founded in 1922 (Noranda) and 1928 (Falconbridge) World's fourth-largest nickel producer, eighth-largest copper producer and fourth-largest zinc producer Integrated aluminum and zinc operations 14,500 employees Operations, projects and offices in 18 countries Revenues: $8.1 billion (2005 - US GAAP basis) EBITDA: $2.0 billion (2005 - US GAAP basis) Net income: $0.8 billion (2005 - US GAAP basis) Listed on the Toronto Stock Exchange and the New York Stock Exchange

A STRONGER, MORE DIVERSIFIED COMPANY

Phelps Dodge Inco will significantly enhance value for all shareholders.

- Preeminent North American-based miner
- Industry leader in safe production
- Diversity of commodities, markets and geographies
- Quality assets with long-lived reserves
- Global scale with superior growth pipeline
- Proven operating capabilities, project management and industry-leading technology
- Significant annual synergies of approximately $900 million by 2008
- Financial strength and capital access to invest in growth
- Clear potential for multiple expansion

TOP GLOBAL MINING COMPANIES



Note: Stock prices as of June 23, 2006. Phelps Dodge Inco based on sum of standalone enterprise values and does include any impact of multiple re-rating or synergies.
*Enterprise Value defined as equity value plus debt, preferred stock and minority interest less cash and investments in unconsolidated affiliates.
ENTERPRISE VALUE
BILLIONS OF US DOLLARS
$140
$120
$100
$80
$60
$40
$20
$0
$123
$80
$68
$59
$56
$33
$30
$28
$23
$22
$18
BHP Billiton
Rio Tinto
Anglo
CVRD
Phelps Dodge Inco
Alcoa
Xstrata
Barrick
Newmont
Alcan
Norilsk

TOP COPPER PRODUCERS



Source: Public filings, Phelps Dodge research. Based on 2005 figures; proportionate share of production.
MILLIONS OF POUNDS
5,000
4,000
3,000
2,000
1,000
0
4,129
3,410
2,884
2,176
1786
Codelco
Phelps Dodge Inco
BHP Billiton
Phelps Dodge
Rio Tinto

TOP NICKEL PRODUCERS



Source: Public filings, Phelps Dodge research. Based on 2005 figures; proportionate share of production.
MILLIONS OF POUNDS
800
600
400
200
0
738
551
487
295
251
Phelps Dodge Inco
Norilsk
Inco
BHP Billiton
Falconbridge

TOP MOLY PRODUCERS



Source: Public filings, Phelps Dodge research. Based on 2005 figures; proportionate share of production.
MILLIONS OF POUNDS
80
60
40
20
0
80
68
62
34
32
Codelco
Phelps Dodge Inco
Phelps Dodge
Rio Tinto
Grupo Mexico

TOP COBALT PRODUCERS



Source: Public filings, Phelps Dodge research. Based on 2005 figures; proportionate share of production.
MILLIONS OF POUNDS
30
25
20
15
10
5
0
28
18
14
11
8
China Producers
OMG
Phelps Dodge Inco
Norilsk
Chambishi Metals

OPERATIONS AND DEVELOPMENT PROJECTS The new company will have one of the industry's most exciting portfolios of development projects, and the scale and management expertise to pursue their development successfully. DEVELOPMENT PROJECTS OPERATIONS COPPER North America Bagdad mine and concentrator - Bagdad, Arizona CCR refinery - Montreal, Quebec Chino/Cobre mines and processing facilities - Hurley, New Mexico Horne smelter - Rouyn-Noranda, Quebec Kidd Creek mine and smelter - Timmins, Ontario Miami mine and processing facility - Miami, Arizona Morenci mine and processing facility - Morenci, Arizona Sierrita mine and concentrator - Green Valley, Arizona Tyrone mine and processing facility - Tyrone, New Mexico South America Altonorte smelter - La Negra, Region II, Chile Antamina mine - Department of Ancash, Peru Candelaria/Ojos del Salado mines and processing facilities - Copiapo and Tierra Amarilla, Chile Cerro Verde mine and processing facilities - Arequipa, Peru Collahuasi mine - Region I, Chile El Abra mine and processing facility - Calama, Chile Lomas Bayas mine - Region II, Chile NICKEL North America Montcalm mine - Timmins, Ontario Novamet Specialty Products Corp. - Wyckoff, New Jersey Raglan mine - Nunavik Territory, Quebec Sudbury mines and processing facilities - Sudbury, Ontario Thompson mines and processing facilities - Thompson, Manitoba Caribbean Falcondo mine and processing plant - Bonao, Dominican Republic Europe Clydach refinery - Swansea, Wales Asia Inco Advanced Technology Materials Co., Ltd. - Dalian, China and Shenyang, China Inco TNC Limited - Matsuzaka (Tokyo), Japan Jinco Nonferrous Metals Co. Ltd. - Kunshan, China Korea Nickel Corporation - Onsan, South Korea Taiwan Nickel Refining Corporation - Kaohsiung, Taiwan PT Inco mine and processing facility - Sorowako, Indonesia ZINC North America Brunswick mine - Bathurst, New Brunswick Brunswick smelter - Belledune, New Brunswick CEZ refinery - Valleyfield, Quebec General Smelting - Lachine, Quebec Kidd Creek smelter and refinery - Timmins, Ontario COBALT North America Port Colborne refinery - Port Colborne, Ontario ALUMINUM North America Gramercy Alumina refinery - Gramercy, Louisiana Primary Aluminum smelter - New Madrid, Missouri Rolling mills - Huntingdon, Tennessee; Newport, Arkansas; Salisbury, North Carolina Caribbean St. Ann Bauxite mine - Discovery Bay, Jamaica MOLYBDENUM North America Bagdad by-product mine - Bagdad, Arizona Chino by-product mine - Hurley, New Mexico Ft. Madison processing plant - Ft. Madison, Iowa Henderson primary mine - Empire, Colorado Sierrita by-product mine - Green Valley, Arizona South America Cerro Verde by-product mine - Arequipa, Peru Europe Stowmarket processing plant - Stowmarket, Suffolk Rotterdam processing plant - Rotterdam, Netherlands OTHER North America Noranda Recycling - Brampton, Ontario; East Providence, Rhode Island; La Vergne, Tennessee; Roseville, California; San Jose, California NorFalco LLC (sulphuric acid) - Independence, Ohio; Mississauga, Ontario The International Metals Reclamation Company, Inc.- Ellwood City, Pennsylvania Europe Acton refinery (platinum-group metals) - London, England COPPER Frieda River - Papua New Guinea El Morro - Region III, Chile El Pachon - Argentina Safford mine - Safford, Arizona El Abra Sulfide - Calama, Chile Tenke Fungurume - Democratic Republic of the Congo NICKEL Araguaia - Para State, Brazil Goro Nickel S.A. mine and processing facility - South Province, New Caledonia Kabanga - Tanzania Koniambo - North Province, New Caledonia Nickel Rim South - Sudbury, Ontario PT Inco expansion - Sorowako, Indonesia Voisey's Bay Nickel Company Limited mine, concentrator and demonstration plant - St. John's, Newfoundland and Labrador ZINC Lady Loretta - Queensland, Australia Lennard Shelf - Western Australia, Australia Perseverance - Matagami, Quebec MOLYBDENUM Climax molybdenum mine - Leadville, Colorado

GROWTH

Phelps Dodge Inco will have the world's best pipeline of growth opportunities.

COPPER GROWTH OPPORTUNITIES

NAME	LOCATION	DESCRIPTION
Cerro Verde Sulfide	Arequipa, Peru	• Existing copper mine; completing construction of new concentrator that will triple copper production • 54% ownership
Collahuasi	Chile	• One of the world's largest copper mines • Studies underway to debottleneck output and expand into adjacent orebody • 44% ownership
El Abra Sulfide	Calama, Chile	• Existing copper mine, but looking to develop a primary sulfide ore body beneath the oxide ore body currently in production • 51% ownership
El Morro	Chile	• A large copper porphyry with high gold co-product credits located close to two smelters • Feasibility-level work underway in 2006 • 70% ownership
El Pachón	Argentina	• Attractive copper development project 5 kilometres from Chilean border • Field and engineering studies underway in 2006 • 100% ownership
Frieda River	Papua, New Guinea	• One of the world's largest undeveloped copper and gold deposits • Right to earn 72% ownership
Kidd Mine D	Timmins, Ontario	• Deepening of the mining operations has improved operational stability and extended mine life • 100% ownership
Lomas Bayas	Chile	• Existing copper mine with expansion capability • Exploration program ongoing; reviewing adjacent Fortuna de Cobre deposit • 100% ownership
Safford	Safford, Arizona	• Finalized a land exchange to permit construction of a new copper mine • Expected to produce about 120,000 short tons per year • 100% ownership
Tenke Fungurume	Democratic Republic of the Congo	• World's largest, high-grade undeveloped copper/cobalt project • Feasibility study underway • 58% ownership

MOLYBDENUM GROWTH OPPORTUNITIES

NAME	LOCATION	DESCRIPTION
Climax	Leadville, Colorado	• Feasibility study currently underway for possible 2009 restart • Potential annual production of approximately 20-30 million pounds • 100% ownership
Henderson	Empire, Colorado	• World's largest primary molybdenum producing mine • Expansion project to increase molybdenum production capacity by 25% (to 40 million pounds a year) by mid-2006 • 100% ownership

GROWTH

Phelps Dodge Inco will have the world's best pipeline of growth opportunities.

NICKEL GROWTH OPPORTUNITIES

NAME	LOCATION	DESCRIPTION
Araguaia	Brazil	• Attractive newly discovered nickel laterite property on large property concession • Extensive exploration program being conducted • 100% ownership
Fraser Morgan	Sudbury, Ontario	• Encouraging results in this Sudbury area drilling program reaffirms local exploration and resource potential that would benefit from existing infrastructure • 100% ownership
Goro	New Caledonia	• One of the best undeveloped nickel laterite orebodies in the world – first production from this nickel-cobalt project is expected in late 2007 • 72% ownership
1-D Lower	Thompson, Manitoba	• Located at Thompson Mine, development of the first phase of the 1-D Lower orebody is expected to commence in 2006, and production from the orebody should begin in 2008 • 100% ownership
Kabanga	Tanzania	• Important nickel sulphide development project • Drilling program and engineering study underway • 50% ownership
Kelly Lake	Sudbury, Ontario	• Orebody located adjacent to existing Copper Cliff South Mine • 100% ownership
Koniambo	New Caledonia	• Long-life undeveloped laterite deposit • Detailed engineering studies to be advanced in 2006 • 49% ownership
Nickel Rim South	Sudbury, Ontario	• One of the highest grade deposits in the Sudbury Basin with significant platinum group metals credits; mine to produce copper and nickel concentrates • Production scheduled to commence in 2009 • 100% ownership
Onaping Depth	Sudbury, Ontario	• Orebody located below previously operating Onaping mine • 100% ownership
PT Inco	Sorowako, Indonesia	• One of the lowest cost producers, with significant expansion potential within contract of work area • 61% ownership
Raglan	Nunavik Territory, Quebec	• Expansion Phase I of a two-phase optimization project completed; Phase II underway • Drilling program continues to succeed at replacing and expanding resources • 100% ownership
Totten Mine	Sudbury, Ontario	• Orebody located at former operating site • 100% ownership
Voisey's Bay	St. John's, Newfoundland and Labrador	• Massive sulphide ore deposit, mine and concentrator in Labrador and demonstration processing plant in Argentina, Newfoundland • Began production in late 2005 • 100% ownership

MAXIMIZING SYNERGIES

Phelps Dodge Inco expects to achieve annual synergies of approximately $900 million by 2008; net present value after taxes would approximate $5.8 billion (assumes a 7% discount rate).

INCO-FALCONBRIDGE IS UNIQUELY POSITIONED TO REALIZE SYNERGIES

- Over $550 million in annual synergies between Inco and Falconbridge alone, to be fully realized by mid-2008, pending successful completion of the transaction
- After-tax net present value of such synergies are approximately US$3.5 billion*
- These synergies will be generated by the unique combination of Inco and Falconbridge in the Sudbury Basin where there are contiguous nickel mining operations
- Only the combination of Inco and Falconbridge can unlock and maximize the enormous value of these synergies in the Sudbury Basin

**Based on year-to-date metal prices as of May 31, 2006; assumes a 7% discount rate*

SUDBURY BASIN



Fraser Morgan
(in development)
Craig & Fraser Mines
Strathcona Mill
Coleman /
McCreedy East Mine
Hwy 69 N
Victor
(undeveloped)
Nickel Rim
(in development)
Hwy 144
Garson Mine
Falconbridge Smelter
Blezard
(undeveloped)
Thayer-Lindsley Mine
Stobie Mine
North Mine
Clarabelle Mill
Hwy 17 E
Copper Cliff Smelter
Creighton Mine
South Mine
Nickel Refinery
Kelly Lake Mine
(feasibility stage)
Hwy 69 S
Totten Mine
(feasibility stage)
Inco Mines
Inco Processing Plants
Falconbridge Mines
Falconbridge Processing Plants

WHY SYNERGIES ARE UNIQUE TO THE COMBINATION OF INCO AND FALCONBRIDGE

- Will require major changes in material flows, including mixing and matching Falconbridge processing facilities with Inco feeds and vice-versa
- Will be generated by utilizing the combined Inco-Falconbridge assets in the Sudbury basin to increase nickel, copper, cobalt production and reduce operating costs through reduced transport costs and matching the best facility for each feed
- Will require long-term commitments and investments and working closely together through combination of two companies
- Potential synergies, not included in the estimate above, are also available beyond the Sudbury Basin between Goro and Koniambo, Raglan and Voisey's Bay and between Falcondo and PT Inco

COMBINATION OF INCO-FALCONBRIDGE WITH PHELPS DODGE CAN UNLOCK ADDITIONAL SYNERGIES

An additional $350 million of synergies, for a total of $900 million, are expected through the combination of Inco and Falconbridge with Phelps Dodge:

- Phelps Dodge's three-year-old North American "One Mine" processes are excellent blueprints for the consolidation of the Sudbury district
- Phelps Dodge brings a focus on technology that can be applied to improve process recoveries and throughput in Sudbury and elsewhere
- The larger company will realize savings in procurement and supply-chain management
- Based on these synergies, the combination is expected to be immediately accretive to cash flow and accretive to earnings per share in 2008, excluding integration and transaction costs

SUPPLEMENTAL DATA CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS These materials include "forward-looking statements" (as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) including statements regarding, among other things, the benefits of the combination with Inco and the combined company's plans, objectives, expectations and intentions. All statements other than historical information are forward- looking statements. These forward-looking statements are based on management's current beliefs and expectations, speak only as of the date made, and are subject to a number of significant risks and uncertainties that cannot be predicted or quantified and are beyond our control. Future developments and actual results could differ materially from those set forth in, contemplated by, or underlying the forward- looking statements. The following factors, among others, could cause actual results to differ from those described in the forward- looking statements in this document: (i) the ability to obtain governmental approvals of the combination on the proposed terms and schedule; (ii) the failure of Inco's shareholders to approve the plan of arrangement; (iii) the failure of Phelps Dodge's shareholders to authorize the issuance of Phelps Dodge common shares, the change of Phelps Dodge's name to Phelps Dodge Inco Corporation and an increase in the size of Phelps Dodge's board of directors as required under the combination agreement; (iv) the risks that the businesses of Phelps Dodge and Inco and/or Falconbridge will not be integrated successfully; (v) the risks that the cost savings, growth prospects and any other synergies from the combination may not be fully realized or may take longer to realize than expected; (vi) the combined company's inability to refinance indebtedness incurred in connection with the combination on favorable terms or at all; (vii) the possibility that Phelps Dodge will combine with Inco only; (viii) the possible impairment of goodwill resulting from the combination and the resulting impact on the combined company's assets and earnings; and (ix) additional factors that may affect future results of the combined company set forth in Phelps Dodge's, Inco's and Falconbridge's filings with the Securities and Exchange Commission, which filings are available at the SEC's Web Site at (www.sec.gov). Except as required by law, we are under no obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise. These materials also include terms used to describe supplemental data. Any such data or terms are not a substitute for any U.S. generally accepted accounting principle measure and should be evaluated within the context of our U.S. GAAP results. Any such references may not be comparable to similarly titled measures reported by other companies. As required by Regulation G, we have posted on our Web site - www.phelpsdodge.com - a full reconciliation of non-GAAP financial measures to U.S. GAAP financial measures. Unless otherwise indicated, all information in this presentation relating to Phelps Dodge is on a post-FIN-46 basis (i.e., Candelaria and El Abra are fully consolidated with minority interests shown separately rather than a pro rata consolidation). USE OF NON-GAAP INFORMATION ADDITIONAL INFORMATION In connection with the proposed combination, Phelps Dodge intends to file a preliminary proxy statement on Schedule 14A with the SEC. Investors are urged to read the proxy statement (including all amendments and supplements to it) when it is filed because it contains important information. Investors may obtain free copies of the proxy statement, as well as other filings containing information about Phelps Dodge, Inco and Falconbridge, without charge from Phelps Dodge at Phelps Dodge's Web site (www.phelpsdodge.com) or by directing a request to Phelps Dodge, One North Central Avenue, Phoenix, Arizona 85004-4414, Attention: Assistant General Counsel and Corporate Secretary, (602) 366-8100.